Pearson	12 Months Ended
May 03, 2014
Pearson
12.	Pearson

On December 21, 2012, NOOK Media entered into an agreement with a subsidiary of Pearson plc (Pearson) to make a strategic investment in NOOK Media. That transaction closed on January 22, 2013, and Pearson invested approximately $89,500 of cash in NOOK Media in exchange for preferred membership interests representing a 5% equity stake in NOOK Media. Following the closing of the transaction, the Company owns approximately 78.2% of the NOOK Media subsidiary and Microsoft, which also holds preferred membership interests, owns approximately 16.8%. The preferred membership interests have a liquidation preference equal to the original investment. In addition, NOOK Media granted warrants to Pearson to purchase up to an additional 5% of NOOK Media under certain conditions at a pre-money valuation of NOOK Media. The fair value of the preferred membership interests warrant liability was calculated using the Monte Carlo simulation approach.

This methodology values financial instruments whose value is dependent on an underlying total equity value by sampling random paths for the total equity value. The assumptions that are analyzed and incorporated into the model include closing date, valuation date, sales price of the preferred membership interests and warrants, warrant expiration date, time to liquidity event, risk-free rate, volatility, various correlations and the probability of meeting the net sales target. Based on the Company’s analysis, the total fair value of preferred membership interests warrants as of the valuation date was $1,700 and was recorded as a noncurrent asset and a long term liability. During the 13 weeks ended January 25, 2014, management determined that the probability of meeting the net sales target by the warrant measurement date was remote and fully wrote down the value of the warrant accordingly. Management will continue to monitor the sales projections in relation to the sales target.

At closing, NOOK Media and Pearson entered into a commercial agreement with respect to distributing Pearson content in connection with this strategic investment. On December 27, 2013, NOOK Media entered into an amendment to the commercial agreement that extends the term of the agreement and the timing of the measurement period to meet certain revenue share milestones.